UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2016

Golden Matrix Group, Inc.
(Exact name of Company as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3651 Lindell Road, Ste D131, Las Vegas, NV 89103
(Address of principal executive offices)

Phone: (917) 775-9689
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 5, 2016, Golden Matrix Group, Inc. (the "Company") formally dismissed President Stock Transfer, Inc. located at 215-515 West Pender Street, Vancouver, BC V6B 6H5, and executed a Transfer Agency and Registrar Services Agreement with Empire Stock Transfer, Inc. located at 1859 Whitney Mesa Dr., Henderson, NV,  89014. The Board of Directors agreed that it would be in the best interest of the company to engage a transfer agent that was DWAC eligible.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.2	Resolution of the Board of Directors

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: August 5, 2016	By:	/s/ Anthony Goodman
Anthony Goodman, President

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